UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 2, 2007
                                                       ----------------

                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0-11254                                             11-2622630
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(Commission File Number)                       (IRS Employer Identification No.)


            900 Walt Whitman Road, Melville, NY                  11747
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         (Address of Principal Executive Offices)               (Zip Code)


                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 1.01         Entry Into a Material Definitive Agreement.
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On November 2, 2007, CopyTele, Inc. ("CopyTele") entered into a Technology
License Agreement (the "License Agreement") with Videocon Industries Limited, an Indian company ("Videocon"). Under the License Agreement, CopyTele provides Videocon with a non-transferable, worldwide license of CopyTele's technology for thin, flat, low voltage phosphor displays (the "Licensed Technology"), for Videocon (or a Videocon Group company) to produce and market products, including TVs, incorporating displays utilizing the Licensed Technology. CopyTele and Videocon will jointly cooperate to implement the CopyTele technology into production displays. Improvements to the Licensed Technology will be jointly owned by CopyTele and Videocon, and the parties will jointly decide whether to pursue patents for any improvements. Under the License Agreement, Videocon will pay CopyTele a license fee of US$ 11 million, payable in installments over a 27 month period, with the first installment of $2 million payable 15 days after the License Agreement is effective. Videocon will also pay CopyTele an agreed upon royalty based on display sales by Videocon.

CopyTele will continue to have the right to produce and market, and to utilize Volga Svet Ltd., a Russian display company that CopyTele has been working with for more than ten years, and an Asian company that CopyTele has been working with for more than four years, to produce and market, products utilizing the Licensed Technology. Additional licenses of the Licensed Technology to third parties require the joint agreement of CopyTele and Videocon. The License Agreement will be effective after Videocon has obtained the necessary regulatory approvals in India and may be terminated if the required approvals are not obtained in a reasonable period of time, as well as upon certain other customary events.

In connection with the License Agreement, under a separate letter agreement dated November 2, 2007, for the term of the license granted under the License Agreement, Videocon and CopyTele will each appoint one senior advisor to the other's board of directors to advise with respect to strategic planning and technology in the display field.

On November 2, 2007, CopyTele also entered into a Share Subscription Agreement (the "Subscription Agreement") with Mars Overseas Limited, an affiliate of Videocon ("Mars Overseas"). Under the Subscription Agreement, Mars Overseas agreed to purchase 20,000,000 shares of CopyTele's common stock (the "CopyTele Shares") for an aggregate purchase price of $16,200,000. The Subscription Agreement contains customary representations and warranties of CopyTele and Mars Overseas. The purchase of the CopyTele Shares pursuant to the Subscription Agreement closed on November 6, 2007.

Also on November 2, 2007, CopyTele's wholly-owned British Virgin Islands subsidiary, CopyTele International Ltd. ("CopyTele International"), entered into a GDR Purchase Agreement (the "Purchase Agreement") with Global EPC Ventures Limited (the "Intermediary"), for CopyTele International to purchase from the Intermediary 1,495,845 global depository receipts of Videocon (the "Videocon GDRs") for an aggregate purchase price of $16,200,000. The purchase of the Videocon GDRs by CopyTele International is subject to, among other things, the Intermediary acquiring 1,495,845 global depository receipts of Videocon to sell to CopyTele International by December 2, 2007. CopyTele International has advanced the purchase price to the Intermediary, which is currently in the process of acquiring the Videocon GDRs. In the event that the Intermediary is unable to acquire all of the Videocon GDRs, and the sale of the Videocon GDRs to CopyTele International is not completed by December 2, 2007, the Intermediary must return the entire advance to CopyTele International, unless the parties agree to extend such date. Videocon's global depository receipts are listed on the Luxembourg Stock Exchange. The Purchase Agreement contains customary representations and warranties of CopyTele International and the Intermediary.

For the purpose of effecting a lock up of the Videocon GDRs and CopyTele Shares (collectively, the "Securities") for a period of seven years, CopyTele International and Mars Overseas have entered into two Loan and Pledge Agreements dated November 2, 2007. The Videocon GDRs are to be held as security for a loan in principal amount of $5,000,000 from Mars Overseas to CopyTele International, and the CopyTele Shares are similarly held as security for a loan in principal amount of $5,000,000 from CopyTele International to Mars Overseas. The closing of the loans is to take place upon the completion of the purchase of the Videocon GDRs by CopyTele International. The loans are for a term of seven years and do not bear interest. Prepayment of each loan requires payment of a premium by the borrower and, in any event, the lien on the Securities will not be released until the seventh anniversary of the closing of the loans. The loan agreements require the parties to enter into an escrow agreement under which the parties will deposit the Securities with an escrow agent for the term of the loans. The loan agreements also provide for customary events of default which may result in forfeiture of the Securities by the defaulting party.

Also on November 2, 2007, CopyTele, CopyTele International, and Mars Overseas entered into an agreement with ICICI Bank UK plc, London, as escrow agent (the "ICICI Escrow Agreement"). The ICICI Escrow Agreement provides for the escrow of any prepayment of the CopyTele Loan or the Mars Loan until the seventh anniversary of the dates thereof.

There is no material relationship between CopyTele or any of its affiliates, on the one hand, and Videocon, on the other, except for the agreements described above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COPYTELE, INC.

                                        By: /s/ Denis A. Krusos
                                            -------------------
                                            Denis A. Krusos
                                            Chairman of the Board,
Date: November 7, 2007                      Chief Executive Officer